Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

Dated as of March 3, 2020

WILLIS LEASE FINANCE CORPORATION,
as Purchaser,

WEST ENGINE ACQUISITION LLC,
as a Transferor

and

WILLIS ENGINE STRUCTURED TRUST V
as a Transferor

EXCLUDED PROPERTY PURCHASE AGREEEMENT

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

EXCLUDED PROPERTY PURCHASE AGREEMENT dated as of March 3, 2020 (this “Agreement”) is entered into by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (“WLFC” and “Purchaser”), WEST ENGINE ACQUSITION LLC, a Delaware limited liability company (“WEST EA”) and WEST ENGINE STRUCTURED TRUST V, a Delaware statutory trust (“WEST” and together with WEST EA, “Transferors”).
WHEREAS, WEST, WLFC, as the administrative agent (the “Administrative Agent”), Deutsche Bank Trust Company Americas, as the trustee (the “Trustee”) and the operating bank (the “Operating Bank”) and Credit Agricole Corporate and Investment Bank, as the initial liquidity facility provider are parties to that certain Trust Indenture, dated as of September 14, 2012 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Original Indenture”), pursuant to which WEST issued certain notes (the “Original Notes”).
WHEREAS, WEST issued all of its beneficial interest certificates to WLFC under the Trust Agreement dated as of July 9, 2012 between WLFC and Wilmington Trust Company, as owner trustee (as amended, supplemented, amended and restated, and otherwise modified prior to the date hereof, the “Original Trust Agreement”) and, upon amendment and restatement of the Original Trust Agreement on the date hereof (the “Second Amended and Restated Trust Agreement”), WLFC shall on the date hereof continue to hold all of the Beneficial Interest Certificates (as defined in the Second Amended and Restated Trust Agreement) issued by WEST.
WHEREAS, pursuant to the Original Indenture and the Related Documents (as defined therein), WEST acquired certain assets, including aircraft engines.
WHEREAS, as of the date hereof, WEST, the Administrative Agent, the Trustee, the Operating Bank, and Bank of America as the initial liquidity facility provider, are amending and restating the Original Indenture (as so amended and restated, and as otherwise amended, supplemented or otherwise modified from time to time, the “Indenture”) in connection with the refinancing of the Original Notes.
WHEREAS, as of the date hereof, (a) WEST holds all of the membership interests in WEST EA and (b) all of the Excluded Property is owned by WEST or WEST EA.
WHEREAS, the parties hereto acknowledge that certain of the Excluded Property as defined in and identified in the Indenture was sold and transferred to Purchaser prior to the Initial Closing Date pursuant to separate agreements.
For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:
Section 1. Definitions.
1.1    Definitions. As used in this Agreement (including the background paragraphs), the following terms have the following meanings:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

“Action” means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.
“Administrative Agent” has the meaning ascribed to such term in the recitals.
“Agreed Delivery Location” means such jurisdiction as is mutually agreed by WEST and Purchaser.
“Agreement” has the meaning ascribed to such term in the introductory paragraph.
“Assignment” means each Beneficial Interest Assignment and the Membership Interest Assignment.
“Beneficial Interest Assignment” means a beneficial interest assignment agreement evidencing transfer of the Interest in an Excluded Trust, in form and substance satisfactory to Purchaser and WEST EA.
“Claim” has the meaning ascribed to such term in Section 7.2.1.
“Excluded Agreements” means any lease, sale, consignment, escrow or other agreement in respect of (to the extent it relates to) the Excluded Engines, Excluded Trusts or Excluded Company.
“Excluded Company” means Facility Engine Acquisition LLC, a Delaware limited liability company.
“Excluded Engines” means each of the aircraft engines identified on Schedule 1, together will all associated Parts and records.
“Excluded Payment” means any amount (including any lease payment) received by any Issuer Group Member under or in respect of an Excluded Agreement or any other Excluded Property.
“Excluded Property” means (a) any right, title, interest, credit or claim relating to any Excluded Engine or of or related to any Excluded Trust or Excluded Company, or arising under or otherwise relating to any Excluded Agreement, (b) any Excluded Payment or interest thereon (or right, title or interest therein) and (c) any proceeds relating to the foregoing (in each case other than any such amount, if any, that this Agreement expressly provides shall be paid to or retained by an Issuer Group Member).
“Excluded Trust” means the Interest in each trust identified on Schedule 1.
“Forced Sale” has the meaning ascribed to such term in Section 5.5.
“Governmental Authority” means any transnational, domestic or foreign, federal, state or local, governmental authority, department, court, agency or official, including any political subdivision of any of the foregoing.
“Indemnified Party” has the meaning ascribed to such term in Section 7.2.1.
“Indemnifying Party” has the meaning ascribed to such term in Section 7.2.1.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

“Indenture” has the meaning ascribed to such term in the recitals.
“Interest” means (a) in respect of the Excluded Company, all limited liability company interest and membership interest in the Excluded Company and (b) in respect of each Excluded Trust, all right, title and interest in to and under each trust agreement listed in Schedule 1, and the trust and trust estate created thereby, of the beneficial owner under each such trust agreement.
“Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Applicable Law, Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.
“Loss” means all Liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys’ and consultants’ fees and expenses) actually suffered or incurred by them (including, without limitation, any of the foregoing arising from any Action brought or otherwise initiated by any of them).
“Material Adverse Effect” means a material adverse effect on the ability of the applicable Person to perform its material obligations under the Operative Documents.
“Membership Interest Assignment” means a membership interest assignment agreement evidencing transfer of the Interest in the Excluded Company, in form and substance satisfactory to Purchaser and WEST.
“Nominee” means a Person selected by Purchaser and identified by Purchaser to Transferor, which Person shall acquire an Interest being sold hereby.
“Operative Documents” means this Agreement, each Beneficial Interest Assignment, the Membership Interest Assignment and any other document executed and delivered in furtherance of the transfer of the Excluded Property contemplated herein.
“Original Indenture” has the meaning ascribed to such term in the recitals.
“Original Notes” has the meaning ascribed to such term in the recitals.
“Original Trust Agreement” has the meaning ascribed to such term in the recitals.
“Part” means any and all parts, avionics, attachments, accessions, appurtenances, furnishings, components, appliances, accessories, instruments and other equipment (other than any engine) installed in, or attached to (or constituting a spare for any such item installed in or attached to) any Excluded Engine.
“Permitted Encumbrances” means, collectively, (a) Encumbrances created by any Lease; (b) Encumbrances for Taxes, assessments and similar charges that are not yet due or are being contested in good faith; (c) mechanic’s, materialman’s, carrier’s, repairer’s and other similar Encumbrances arising or incurred in the ordinary course of business or for sums that are not yet due and payable or are being contested in good faith; (d) Encumbrances for airport charges that are

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

not yet due or are being contested in good faith; and (e) with respect to an Excluded Engine or Part thereof, (i) any “Permitted Encumbrances” (or any other phrase with substantially similar meaning) under the terms of the Lease, other than any “Lessor Encumbrance” (or any other phrase with substantially similar meaning) that is a “Permitted Encumbrance” (or any other phrase with substantially similar meaning) under the terms of the Lease, or (ii) any Encumbrance for which the applicable Lessee is responsible or for which the applicable Lessee is to indemnify the lessor under the terms of the applicable Lease.
“Potential Contributor” has the meaning ascribed to such term in Section 7.4.
“Purchase Date” means the date on which a Transfer occurs.
“Purchase Price” means an amount of $[**] which will be paid in cash and/or in the form of a deemed capital contribution from WLFC to WEST (or combination thereof).
“Purchaser” has the meaning ascribed to such term in the opening paragraph.
“Tax Benefit” means the cash savings that results if any indemnification obligation under this Agreement arises in respect of a loss, a liability or a judgment or other disposition of an administrative or judicial proceeding (including an audit) (each, an “Event”) which, or the payment of which, results in there being allowable to an Indemnified Party, in the reasonable determination of such Indemnified Party, any deduction, amortization, exclusion from income, credit or other allowance that, in the reasonable determination of the Indemnified Party will result in a savings in cash Tax for a taxable year prior to the taxable year in which the Event occurs, for the taxable year in which the Event occurs, or for the two subsequent taxable years, after taking into account any income, gain, recapture or other inclusion in income or reduction in allowance resulting from the indemnification payment due.
“Transfer” means the transfer of Interests by execution and delivery of an Assignment.
“Transfer Taxes” has the meaning ascribed to such term in Section 5.4.
“Transferor” has the meaning ascribed to such term in the opening paragraph.
“Transferor Indemnitees” means each Transferor, each party named as an “indemnitee” or similar term under the related Lease) and any of their respective successors and assigns, shareholders, members, partners, Subsidiaries, Affiliates, directors, servants, agents, and employees.
“Transferor Party” means each Transferor, each of their Affiliates, each of their respective successors and assigns, shareholders, members, partners, Subsidiaries, Affiliates, directors, servants, agents, and employees.
“Trustee” has the meaning ascribed to such term in the recitals.
“WEST” has the meaning ascribed to such term in the opening paragraph.
“WEST EA” has the meaning ascribed to such term in the opening paragraph.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

“WEST Interests” means the Interests in the Excluded Company.
“WEST EA Interests” means the Interests in each Excluded Trust identified on Schedule 1 as being owned by WEST EA as of the date hereof.
1.2    Other Definitional and Interpretative Provisions.
1.2.1    The words hereof, herein and hereunder and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
1.2.2    The captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation of this Agreement.
1.2.3    References to Sections are to Sections of this Agreement unless otherwise specified.
1.2.4    Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Indenture.
1.2.5    Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular unless the context otherwise requires or otherwise expressly stated.
1.2.6    Writing, written and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.
1.2.7    References to any document, agreement or contract are to that document, agreement or contract as amended, modified or supplemented from time to time in accordance with its terms.
1.2.8    Any reference in this Agreement to any Applicable Law shall be to such Applicable Law, as amended from time to time, and to the rules and regulations promulgated under such Applicable Law it being confirmed, for the avoidance of doubt, that any reference to any Applicable Law in any representation or warranty made herein shall be a reference to such Applicable Law in effect as of the date on which such representation or warranty is made or deemed to be made hereunder.
1.2.9    References to $ and Dollars are to the currency of the United States.
1.2.10    References to any Person include the successors and permitted assigns of that Person.
1.2.11    The term “including” and terms of similar import when used in this Agreement shall mean “including without limitation” unless the context otherwise requires or otherwise expressly stated.
1.2.12    The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Applicable

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
Section 2. Sale and Purchase.
2.1    Agreement to Sell and Purchase. The Transferors hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from the Transferors, in exchange for the Purchase Price, the Excluded Property on and subject to the terms and conditions contained in this Agreement.
2.2    Transfer Mechanics and Deliverables.
2.2.1    Purchaser shall provide the Purchase Price on the date hereof. The Purchase Price shall be provided together with the other payments and actions effected on the Initial Closing Date pursuant to the funds flow memorandum entered into on the Initial Closing Date between, among others, WEST and the Purchaser (including taking into account applicable netting of amounts that are or would be payable to the Purchaser as a distribution on the Initial Closing Date).
2.2.2    WEST will Transfer to Purchaser or Nominee the WEST Interests on a date and at a time agreed between WEST and Purchaser upon satisfaction of the conditions to the Transfer set forth herein.
2.2.3    WEST EA will Transfer to Purchaser or Nominee each of the WEST EA Interests on a date and at a time agreed between WEST and Purchaser upon satisfaction of the conditions to the Transfer set forth herein.
2.2.4    Each Transferor hereby assigns, transfers and conveys to Purchaser all of its right, title and interest in, to and under any and all Excluded Property, other than as will be conveyed to Purchaser pursuant to a Membership Interest Assignment or Beneficial Interest Assignment upon the occurrence of each Transfer.
2.2.5    The Transferors and Purchaser agree to use commercially reasonable efforts for each Transfer to occur on or as soon as practicable after the date hereof.
2.2.6    The Servicer has agreed with Purchaser to service the Excluded Engines from and after the date hereof, and has agreed that Purchaser, and not any Transferor or any other Issuer Group Member, shall be responsible to the Servicer for all fees, costs, expenses, indemnities and other liabilities owed to it from and after the date hereof in respect of the Excluded Property.
2.3    DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT AND THE ASSIGNMENTS, EACH TRANSFEROR AND/OR ANY AFFILIATE OF A TRANSFEROR OR ANY OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, SERVANTS, REPRESENTATIVES AND AGENTS HEREBY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER REGARDING TITLE, AIRWORTHINESS, VALUE, QUALITY, DURABILITY, DATE PROCESSING, CONDITION, DESIGN, OPERATION, DESCRIPTION, THE MERCHANTABILITY, MARKETABILITY, PROFITABILITY, FUTURE

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

PERFORMANCE, USAGE, FITNESS FOR A PARTICULAR PURPOSE OR WORKMANSHIP WITH RESPECT TO THE EXCLUDED ENGINES AND/OR ANY PART THEREOF OR ANY OF THE OTHER ASSETS OR PROPERTIES OF THE EXCLUDED COMPANY OR THE EXCLUDED TRUSTS OR ANY PART THEREOF. PURCHASER ACKNOWLEDGES AND AGREES THAT, TO THE MAXIMUM EXTENT PERMITTED BY LAW, AND EXCEPT AS (AND SOLELY TO THE EXTENT) SET FORTH IN THIS AGREEMENT, ANY CERTIFICATE DELIVERED HEREUNDER AND THE ASSIGNMENTS, THE EXCLUDED PROPERTY THAT PURCHASER IS ACQUIRING HEREBY INCLUDING THE EXCLUDED ENGINE AND/OR ANY PART THEREOF THAT PURCHASER IS ACQUIRING WILL EACH BE DELIVERED “AS IS, WHERE IS” AT DELIVERY IN ITS THEN PRESENT CONDITION.
2.4    Transfer Absolute and Irrevocable. Each Transferor and Purchaser each acknowledges, agrees, represents and warrants that (a) each Transfer is intended as and will constitute a full, valid, absolute and irrevocable transfer of the Excluded Property transferred by the applicable Assignment Agreement to Purchaser and after the Transfer, neither no Transferor shall retain any right, title or interest in such Excluded Property subject of such Transfer, (b) neither Transferor shall have the right hereunder to reacquire any of the Excluded Property and (c) other than as provided herein in respect of a Forced Sale, Purchaser shall be entitled to dispose of any Excluded Property in its discretion and shall have no duty or obligation to account to a Transferor in respect thereof nor any recourse to a Transferor in connection with any such disposition.
2.5    Nature of the Agreement. Each party hereto acknowledges, agrees, represents and warrants that there are no other agreements related to the Transfer other than the Operative Documents and (i) the Operative Documents represent the agreements between the parties with respect to the transactions subject of and contemplated by this Agreement, (ii) neither this Agreement nor any other Operative Document is an attempt to hide the true agreement between the parties and (iii) the parties to this Agreement and any Operative Document do not and will not depart from their respective terms with respect to the matters subject thereof.
Section 3.     Representations and Warranties of each Transferor. Each Transferor makes the following representations and warranties, as to itself, to Purchaser as of the date of this Agreement and each Transferor makes the following representations and warranties, as to itself, to Purchaser as of each Purchase Date on which such Transferor is transferring Excluded Property, unless in each case any such representation or warranty is made as of a specific date, in which case such representation or warranty is made as of such date:
3.1    Corporate Existence and Power. Such Transferor is an entity duly incorporated, organized or formed, validly existing and, in the case of those jurisdictions where such concept is known, in good standing under the laws of the jurisdiction of its incorporation, organization or formation, with full corporate, company or entity power and authority to conduct its business as it is now being conducted. Such Transferor is duly qualified to do business and, in the case of those jurisdictions where such concept is known, is in good standing in each jurisdiction where that qualification is necessary, except for those jurisdictions where failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

3.2    Corporate Authorization. The execution, delivery and performance by Transferor of the Operative Documents to which it is a party and the consummation of such transactions are within such Person’s corporate powers and have been (or, in the case of any Operative Document delivered after the date hereof, will be at the time of its delivery) duly authorized by all necessary entity or corporate body action on the part of such Person, as applicable. The Operative Documents constitute (or, in the case of any Operative Document delivered after the date hereof, will constitute at the time of its delivery) the legal, valid and binding obligation of such Transferor if it is a party thereto enforceable against such Person, as applicable, in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, examinership or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
3.3    Governmental Authorization. The execution, delivery and performance by such Transferor of the Operative Documents to which it is a party and the consummation of the transactions contemplated by the Operative Documents require no action by or in respect of, or filing with, any Governmental Authority, other than (a) any such action or filing as to which the failure to make or obtain would not have a Material Adverse Effect or result in any material risk of material civil liability or any risk of criminal liability, in either case, for any Person, and (b) any applicable filing in respect of Transfer Taxes.
3.4    Non-contravention. The execution, delivery and performance by such Transferor of the Operative Documents to which it is a party and the consummation of the transactions contemplated by the Operative Documents do not and will not, directly or indirectly (with or without notice or lapse of time):
3.4.1    violate the organizational or constitutional documents or resolutions of such Transferor;
3.4.2    violate any Applicable Law, or the terms of any permit or registration issued by a Governmental Authority to, or binding on, such Transferor;
3.4.3    violate any material agreement, instrument or document which is binding upon such Transferor or any of its assets, nor result in the creation of any Encumbrance over the Excluded Property other than the rights created under the Operative Documents; or
3.4.4    require any consent of, or other action by, any Person under, constitute a default under, or give rise to any right of termination, cancellation, modification or acceleration of any right or obligation of any such Person or to a loss of any material benefit to which any such Person is entitled under any provision of any agreement or other instrument binding upon such Person or the assets of such Person;
except, in the case of each of Section 3.4.2, Section 3.4.3 and Section 3.4.4, for such violations, consents, actions, defaults or termination rights that would not have a Material Adverse Effect.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

3.5    Litigation. There is no action, suit or proceeding in process or pending against, or to the knowledge of such Transferor, threatened against or affecting such Transferor before any arbitrator or any Governmental Authority that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.
3.6    Finders’ Fees. There is no investment banker, broker, finder or other intermediary (not including any professional adviser being paid separately and for the account of WEST) that has been retained by or is authorized to act on behalf of such Transferor that might be entitled to any fee or commission in connection with the Transfer.
3.7    Choice of Law; Jurisdiction; Service of Process. The provisions of Section 8 concerning governing law, service of process and jurisdiction are valid and binding on such Transferor under the laws of its jurisdiction of incorporation or organization, and no provision purporting to be binding on such Transferor of this Agreement is prohibited, unlawful or unenforceable under the laws of its jurisdiction of incorporation or organization.
3.8    Bankruptcy; Insolvency; Examinership. Such Transferor is able to pay its debts as they become due from its own moneys and is not insolvent nor the subject of any insolvency, bankruptcy, examinership, winding‑up, reorganization, arrangement or other similar proceedings. No liquidator, provisional liquidator, receiver, administrator, examiner, bankruptcy trustee or analogous or similar officer has been appointed in respect of all or any part of the assets of such Transferor, nor has any application been made to a court that is still pending for an order for, or any act, matter or thing been done that with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officers or equivalent in any jurisdiction.
3.9    Transfers. Each Transfer is made in good faith and for valuable consideration. The Transfer is for a proper purpose and not willfully to defeat an obligation owed by either Transferor to a creditor.
3.10    Title. As of the date hereof, and as of the date of the applicable Transfer (immediately prior to giving effect to each such Transfer to Purchaser or Nominee)), (a) WEST is the sole holder of the Interests in the Excluded Company, (b) WEST EA is the sole holder of the Interests in the Excluded Trusts identified as being owned by it on Schedule 1 and (c) the Excluded Company is the sole holder of the Interests in the Excluded Trusts identified as being owned by it on Schedule 1, in each case free and clear from any Encumbrances (other than Permitted Encumbrances).
Section 4.     Representations and Warranties of Purchaser. Purchaser represents and warrants to each Transferor as of the date of this Agreement that:
4.1    Corporate Existence and Power. Purchaser is an entity duly incorporated, organized or formed, validly existing and, in the case of those jurisdictions where such concept is known, in good standing under the laws of the jurisdiction of its incorporation, organization or formation, with full corporate power and authority to conduct its business as it is now being conducted. Purchaser is duly qualified or authorized to do business and, in the case of those jurisdictions where such concept is known, is in good standing in each jurisdiction where that

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

qualification or authorization is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have a material adverse effect on Purchaser or on Purchaser’s ability to consummate the transactions contemplated hereby.
4.2    Corporate Authorization. The execution, delivery and performance by Purchaser of this Agreement and the other Operative Documents and the consummation of such transactions are within Purchaser’s corporate powers and have been (or, in the case of the Operative Documents that are not delivered as of the date hereof, will be at the time of its delivery) duly authorized by all necessary entity or corporate body action on the part of Purchaser. The Operative Documents constitute (or, in the case of any Operative Document delivered after the date hereof, will constitute at the time of its delivery) the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, examinership, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
4.3    Governmental Authorization. The execution, delivery and performance by Purchaser of the Operative Documents and the consummation of the transactions contemplated by the Operative Documents require no action by or in respect of, or filing with, any Governmental Authority, other than any such action or filing as to which the failure to make or obtain would not have a material adverse effect on Purchaser or on Purchaser’s ability to consummate the transactions contemplated hereby.
4.4    Non-contravention. The (a) execution, delivery and performance by Purchaser of the Operative Documents and (b) the consummation of the transactions contemplated by the Operative Documents do not and will not, directly or indirectly (with or without notice or lapse of time):
4.4.1    violate the organizational or constitutional documents or resolutions of Purchaser;
4.4.2    violate any Applicable Law;
4.4.3    require any consent of, or other action by, any Person under, constitute a default under, or give rise to any right of termination, cancellation, modification or acceleration of any right or obligation of any such Person or to a loss of any material benefit to which any such Person is entitled under any provision of any agreement or other instrument binding upon such Person or the assets of such Person;
except, in the case of each of the foregoing Sections 4.4.2 and 4.4.3, for such violations, consents, actions, defaults or termination rights that would not have a Material Adverse Effect.
4.5    Litigation. There is no action, suit or proceeding pending against, or to the knowledge of Purchaser, threatened against or affecting Purchaser before any arbitrator or any

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

Governmental Authority that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.
4.6    Choice of Law; Jurisdiction; Service of Process. The provisions of Section 8 concerning applicable law, service of process and jurisdiction are valid and binding on Purchaser under the laws of its jurisdiction of incorporation or organization, and no provision purporting to be binding on Purchaser of this Agreement is prohibited, unlawful or unenforceable under the laws of its jurisdiction of incorporation or organization.
4.7    Bankruptcy; Insolvency; Examinership. No liquidator, provisional liquidator, receiver, administrator, examiner, bankruptcy trustee or analogous or similar officer has been appointed in respect of all or any part of the assets of Purchaser, nor has any application been made to a court that is still pending for an order for, or any act, matter or thing that has been done that with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officers or equivalent in any jurisdiction.
Section 5. Covenants of the Parties.
5.1    Further Assurances. Each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby, including using commercially reasonable efforts to accomplish the following: (a) the taking of all acts necessary to cause the applicable conditions for each Transfer to be satisfied; (b) the obtaining of all necessary actions or waivers, consents, approvals, orders and authorizations from any Governmental Authority and the making of all necessary registrations, declarations and filings with Governmental Authorities, if any, and the taking of all steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Authority; (c) the obtaining of all necessary consents, approvals or waivers from third parties to the extent the failure to obtain any such consent, approval or waiver would prevent or materially hinder or delay any party’s ability to consummate the transactions contemplated hereby; (d) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed; and (e) the execution or delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.
5.2    Certain Filings. Each of the parties shall cooperate with one another (a) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required in connection with the consummation of the transactions contemplated by this Agreement and (b) in taking all such required actions or making all such required filings, furnishing all required information and seeking timely to obtain all of those required actions, consents, approvals or waivers; provided that any fees needed to be paid to any Governmental Authority in connection with any aforesaid action or filing shall be paid by Purchaser.
5.3    Notices of Certain Events. Each party shall promptly notify the other parties of:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

5.3.1    any notice or other communication from any Person alleging that the consent of that Person is or may be required in connection with the transactions contemplated by this Agreement;
5.3.2    any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and
5.3.3    any actions, suits, claims, investigations or proceedings commenced that, if pending on the date of this Agreement, would have been required to have been disclosed by such party pursuant to the terms hereof.
5.4    Transfer Taxes. All transfer, registration, stamp, documentary, sales, use and similar Taxes, and fees imposed by a Governmental Authority incurred in connection with the transactions contemplated by this Agreement or by a Transfer (“Transfer Taxes”) shall be the responsibility of and be timely paid by Purchaser. Purchaser and each Transferor shall act reasonably in selecting the Agreed Delivery Location of each applicable Excluded Engine for each Transfer.
5.5    Forced Sale. If either Purchaser or a Transferor notifies the other that the conditions precedent to a Transfer will not be possible to satisfy at any time within three months from the date hereof, then such Transferor may notify the Servicer and Purchaser that it elects for the applicable Excluded Engine to be sold to a third party (a “Forced Sale”). The Purchaser hereby instructs the Servicer to, upon receipt of such notice, market the applicable Excluded Engine for sale to a third party and complete such Forced Sale as soon as reasonably practicable. All proceeds of a Forced Sale shall be applied first, to pay or reimburse each Transferor for any costs or expenses that have been incurred by them in connection with the Excluded Property (if any); second, to pay any fees due and payable to, or costs or expenses incurred by, the Servicer in connection with the Excluded Property; and third, the remainder to or at the direction of Purchaser.
5.6    Gross Up. All sums payable by or on behalf of a Transferor or Purchaser under this Agreement shall be paid free and clear of all deductions or withholdings unless such deduction or withholding is required by Applicable Law. In the event of there being any such deduction or withholding or in the event that Purchaser or Transferor shall incur any liability for Tax that was required to be, but that was not, deducted or withheld on or by reference to any payment to such Person made pursuant to this Agreement, the applicable Transferor or Purchaser, as the case may be, shall pay such additional amounts as shall be required to ensure that the net amount received and retained by Purchaser or the applicable Transferor (after Tax) will equal the full amount which would have been received and retained by it had no such deduction or withholding been made and/or no such liability for Tax been incurred.
Section 6. Conditions Precedent.
6.1    Conditions to Transfer. The obligation of the applicable Transferor and Purchaser to consummate each Transfer is subject to the satisfaction of the following conditions on or prior to the applicable Purchase Date:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

6.1.1    All actions by or in respect of, or filings with or consents of, any Governmental Authority required to permit the consummation of such Transfer by the applicable Transferor shall have been taken, made or obtained.
6.1.2    No change having occurred after the date of this Agreement in any Applicable Law which would make it illegal for the Transfer to occur; provided, however, that if any such change has occurred in relation to this Agreement, the parties shall cooperate and for such purposes use all commercially reasonable endeavors to restructure their respective obligations under this Agreement so as to avoid the aforementioned illegality.
6.1.3    No injunction or other legal restraint or prohibition enacted, entered, promulgated, enforced or issued by any Governmental Authority preventing the Transfer shall have come into effect after the date of this Agreement and continue to be in effect.
6.1.4    There shall not be pending any proceeding brought by any Governmental Authority with at least a reasonable possibility of success challenging or seeking to restrain or prohibit the transactions to be undertaken by a Transferor at such Transfer.
6.1.5    If applicable, the applicable Excluded Engine will be at the Agreed Delivery Location at the Transfer.
6.2    Conditions to Obligation of Purchaser. The obligation of Purchaser to consummate each Transfer is subject to the satisfaction of the following conditions on or prior to the Purchase Date:
6.2.1    This Agreement shall not have been cancelled or terminated and the Forced Sale of the applicable Excluded Property subject to such Transfer shall not have occurred.
6.2.2    The representations and warranties made as of the Purchase Date pursuant hereto shall be true and correct in all material respects as of such Purchase Date (unless any such representation or warranty is made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date).
6.2.3    The applicable Assignment shall have been executed and delivered to Purchaser.
6.3    Conditions to Obligation of Transferor. The obligation of a Transferor to consummate each Transfer is subject to the satisfaction of the following conditions on or prior to the Purchase Date:
6.3.1    This Agreement shall not have been cancelled or terminated and the Forced Sale of the applicable Excluded Property subject to such Transfer shall not have occurred.
6.3.2    All costs and expenses incurred by any Issuer Group Member prior to the Transfer for which Purchaser is responsible hereunder (if any) shall have been paid in full.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

6.4    Waiver of Conditions Precedent. The conditions precedent set forth herein may be waived by a party in writing for whose benefit they are expressed with or without condition and in such party’s sole and absolute discretion.
Section 7. Indemnification.
7.1    Indemnification.
7.1.1    Purchaser agrees to indemnify and hold harmless each Transferor Indemnitee for any and all Losses which such Transferor Indemnitee may incur, arising out of or resulting from or relating to
(a)    the breach or inaccuracy of any representation or warranty made by Purchaser contained in any Operative Document;
(b)    the breach of any covenant or agreement by Purchaser contained in any Operative Document; and
(c)    arising out of a Loss incurred relating to a condition, act, omission or event arising or occurring in connection with any Excluded Property (including the purchase and sale thereof pursuant to this Agreement), except to the extent paid by any Person prior to the date hereof;
except to the extent such Losses are due to the gross negligence, fraud or willful misconduct of any Transferor Indemnitee. To the extent that Purchaser’s undertakings in this Section 7.1.1 may be unenforceable, Purchaser shall contribute the maximum amount that it is permitted to contribute under any Applicable Law to the payment and satisfaction of all Losses which any Transferor Indemnitee may incur or suffer.
7.2    Procedures.
7.2.1    The party seeking indemnification under Section 7.1 (the “Indemnified Party”) agrees to give prompt notice to the party against whom indemnity is sought (the “Indemnifying Party”) of the assertion of any claim, or the commencement of any suit, action or proceeding (each, a “Claim”) which an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within 60 days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Section 7 except to the extent the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Section 7. The obligations and Liabilities of the Indemnifying Party under this Section 7 with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Section 7 (“Third Party Claims”) shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article VI except to the extent the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Article VI. If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within five days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party, in its sole and absolute discretion, for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by such Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at such Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party. If and to the extent that any sums constituting (directly or indirectly) an indemnity to the Indemnified Party pursuant to this Agreement are treated as taxable in the hands of the Indemnified Party, the Indemnifying Party will pay to the Indemnified Party such sums as will after the tax liability has been fully satisfied indemnify the Indemnified Party to the same extent as it would have been indemnified in the absence of such liability, but the Indemnifying Party will be under no liability to make any payment pursuant to this sentence to the Indemnified Party to the extent the Indemnified Party would be in a better position than if no payment by way of indemnity had needed to have been made.
7.3    Calculation of Losses.
7.3.1    The amount of any Losses payable under Section 7.2 by the Indemnifying Party shall be net of any (a) amounts actually received by the Indemnified Party under applicable insurance policies or from any other Person alleged to be responsible therefore and (b) Tax Benefit allowable to the Indemnified Party or its Affiliates other than Purchaser. If the Indemnified Party receives any amounts under applicable insurance policies, or from any other Person alleged to be responsible for any Losses, subsequent to an indemnification payment by the Indemnifying Party, then such Indemnified Party shall promptly reimburse the Indemnifying Party for any payment

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

made or expense incurred by that Indemnifying Party in connection with providing that indemnification payment up to the amount received by the Indemnified Party, net of any expenses (including Taxes) incurred by that Indemnified Party in collecting that amount.
7.3.2    Notwithstanding anything to the contrary contained in this Agreement, in no event shall any Indemnifying Party be liable to any Indemnified Party for any incidental, consequential, indirect, special, punitive, exemplary or other similar Losses (including loss of future revenue, income or profits, diminution of value or loss of business reputation or opportunity) in connection with this Agreement or the transactions contemplated hereby, unless such Losses are part of the Losses suffered by the Indemnified Party in connection with a Third Party Claim and awarded by a court of competent jurisdiction.
7.4    Assignment of Claims. If the Indemnified Party receives any payment from an Indemnifying Party in respect of any Losses pursuant to Section 7.2 and the Indemnified Party could have recovered all or a part of those Losses from a third party (each, a “Potential Contributor”) based on the underlying Claim asserted against the Indemnifying Party, the Indemnified Party shall assign those of its rights to proceed against the Potential Contributor as are necessary to permit the Indemnifying Party to recover from the Potential Contributor the amount of that payment.
7.5    Exclusivity. Except as specifically set forth in the Operative Documents (and any rights or claims arising as a breach of an obligation contained in the Operative Documents), effective as of the Transfer, Purchaser waives any rights and claims Purchaser or any of its Affiliates may have against Transferors or any of their Affiliates, whether in law, in equity or otherwise, relating to the Excluded Property or the transactions contemplated by this Agreement. The rights and claims waived by Purchaser include claims for contribution or other rights of recovery arising out of or relating to claims for breach of contract, breach of representation or warranty, negligent misrepresentation other claims for breach of duty and all other claims under any other theory of law or equity.
7.6    No Consequential Damages. Each party acknowledges and agrees that its rights to direct damages arising in contract from a breach of any of the obligations of any party under the Operative Documents and its rights to indemnification hereunder are the sole remedies available to such party for any damage, loss or expense arising out of this Agreement or the transactions contemplated hereby. In no event shall any party to this Agreement be liable for, or have any duty for indemnification or contribution to any other party to this Agreement, for any indirect, special, incidental, consequential or punitive damages, even if such party had been advised, or knew or should have known, of the possibility of such damages.
Section 8. Miscellaneous.
8.1    Notices. All notices, requests and other communications to any party under this Agreement shall be in writing and shall be given or sent by email, facsimile transmission (electronically confirmed), delivered in person, mailed by first class registered or certified mail, postage prepaid, or sent by FedEx or other overnight courier of national reputation,

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

if to Purchaser:

Willis Lease Finance Corporation
4700 Lyons Technology Parkway
Coconut Creek, Florida 33073
Attention: General Counsel
Fax: +1 (415) 408-4701
if to a Transferor:

Willis Engine Structured Trust V
c/o Wilmington Trust Company
Rodney Square North
Wilmington, Delaware 19890
Attention: Corporate Trust Administrator
Fax: +1 (302) 651-8882
With a copy to:
Willis Lease Finance Corporation
4700 Lyons Technology Parkway
Coconut Creek, Florida 33073
Attention: General Counsel
Fax: +1 (415) 408-4701

or any other address or facsimile number as that party may specify after the date of this Agreement for this purpose by notice to the other parties to this Agreement. All of those notices, requests and other communications shall be deemed received on the date of receipt by its recipient if received prior to 5:00 p.m. on such date (determined in the place of receipt) and such date is a business day (determined in the place of receipt). Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day (determined in the place of receipt).
8.2    Amendments and Waivers.
8.2.1    Any provision of this Agreement may be amended or waived if, but only if, that amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.
8.2.2    No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver nor shall any single or partial exercise preclude any other or further exercise or the exercise of any other right, power or privilege.
8.3    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

obligations under this Agreement without the prior written consent of each other party to this Agreement.
8.4    Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS.
8.5    Jurisdiction.
8.5.1    Each of the parties hereto agrees that the Supreme Court of the State of New York sitting in the Borough of Manhattan, and the United States District Court for the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, submits to the jurisdiction of such courts. Each of the parties hereto waives any objection which it might now or hereafter have to such New York State or, to the extent permitted by law, such U.S. federal court being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto agrees that the process by which any suit, action or proceeding is begun in such New York State or U.S. federal court may be served on it by being delivered in connection with any such suit, action or proceeding directly to its address determined for such party pursuant to Section 8.2. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
8.5.2    Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement and the transactions contemplated hereby to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.
8.5.3    TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES THE RIGHT TO DEMAND A TRIAL BY JURY, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE OTHER RELATED DOCUMENTS, OR THE SUBJECT MATTER HEREOF OR THEREOF OR THE OVERALL TRANSACTION BROUGHT BY ANY OF THE PARTIES HERETO OR THEIR SUCCESSORS OR ASSIGNS.
8.6    Counterparts; Effectiveness; Third-Party Beneficiaries. This Agreement may be signed in any number of counterparts (including via fax or .pdf), each of which shall be an original, with the same effect as if the signatures to those pages were upon the same instrument. This Agreement shall become effective when each party to this Agreement shall have received a counterpart of this Agreement signed by all other Parties to this Agreement. Until and unless each party has received a counterpart of this Agreement signed by all other Parties to this Agreement,

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

this Agreement shall have no effect and no party shall have any right or obligation under this Agreement (whether by virtue of any other oral or written agreement or other communication). No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities under this Agreement upon any Person other than the parties to this Agreement, the Transferor Indemnitees (to the extent not a party to this Agreement) and their respective successors and assigns.
8.7    Entire Agreement. This Agreement and the other Operative Documents (if any) constitute the entire agreement between the parties with respect to their subject matter, and those agreements supersede all prior agreements and understandings, both oral and written, between the parties with respect to their subject matter.
8.8    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.
8.9    Purchaser’s Acknowledgment. Purchaser hereby acknowledges that each Transferor has pledged to the Security Trustee all of its right, title and interest in, to and under this Agreement, and agrees that all of its rights may be exercised by the Security Trustee to the exclusion of a Transferor subject, however, in each case to the terms and provisions of the Security Trust Agreement. Purchaser hereby consents to such pledge. Neither the Security Trustee, nor the Trustee, nor the Initial Liquidity Facility Provider shall be liable for the performance or observance of any of the obligations or duties of a Transferor under this Agreement.
8.10    Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.
8.11    Costs and Expenses. Any and all reasonable costs and expenses directly incurred in connection with the Transfer and, to the extent not paid prior to the date hereof, the Excluded Property and transactions contemplated by the Operative Documents (in each case subject to any agreed fee arrangements) will be promptly paid for by Purchaser.
[Signatures pages follow]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
WILLIS LEASE FINANCE CORPORATION

By:	/s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

WILLIS ENGINE STRUCTURED TRUST V

By:	/s/ Scott B. Flaherty Name: Scott B. Flaherty Title: Controlling Trustee

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

WEST ENGINE ACQUISITION LLC
By: Willis Engine Structured Trust V, as Manager

By:	/s/ Scott B. Flaherty Name: Scott B. Flaherty Title: Controlling Trustee

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission.
EXECUTION VERSION

Schedule 1

Excluded Engine	Excluded Trust	Beneficial Owner of Excluded Trust
[**]	Owner Trust [**]	Excluded Company
[**]	Owner Trust [**]	Excluded Company
[**]	Owner Trust [**]	Excluded Company
[**]	Owner Trust [**]	WEST EA
[**]	Owner Trust [**]	WEST EA
[**]	Owner Trust [**]	WEST EA
[**]	Owner Trust [**]	WEST EA
[**]	Owner Trust [**]	WEST EA
[**]	Owner Trust [**]	WEST EA
[**]	Owner Trust [**]	WEST EA
[**]	Owner Trust [**]	WEST EA
[**]	Owner Trust [**]	WEST EA
[**]	Owner Trust [**]	WEST EA
[**]	Owner Trust [**]	WEST EA

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.